SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 26, 2021

Date of earliest event reported

Commission File Number

I-6836

FLANIGAN’S ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	59-0877638
(State or other jurisdiction	(I.R.S. Employer Identification Number)
of incorporation or organization)

5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334

(Address of principal executive office (Street and number))

(954) 377-1961

(Registrant’s telephone number, including area code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐   Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(b) At the Annual Meeting of Shareholders, (the “Annual Meeting”) of Flanigan’s Enterprises, Inc., (the “Company”), held on February 26, 2021, of the 1,858,647 shares of Common Stock outstanding and entitled to vote, 1,342,697 shares were represented, constituting a 72.24% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1

All of the nominees of the Company’s Board of Directors (the “Board”) were elected to serve until the Company’s 2024 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Director	For	Withhold Authority	Abstentions	Broker Non-Votes

James G. Flanigan	1,198,392	137,849	6,456	--
Christopher O’Neil	1,218,534	117,707	6,456	--
John P. Foster	1,335,669	572	6,456	--

The terms of office of the following Directors continued after the meeting:

August Bucci, Jeffrey D. Kastner, Michael B. Flanigan, Patrick J. Flanigan, Mary E. Bennett and Christopher J. Nelms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLANIGAN’S ENTERPRISES, INC.
(Registrant)

Date March 5, 2021	By:	/s/ Jeffrey D. Kastner
Jeffrey D. Kastner
Chief Financial Officer, General Counsel & Secretary